                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         ------------------------------

       Date of Report (Date of earliest event reported): February 12, 2002


                                NCO, GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


          Pennsylvania                  0-21639               23-2858652
-------------------------------      ------------       ----------------------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)       Identification Number)


                            515 Pennsylvania Avenue
                      Fort Washington, Pennsylvania 19034
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 793-9300
                                                           --------------

Item 5.  Other Events.


On February 12, 2002, NCO Group, Inc. issued a press release commenting on fourth quarter results and guidance for the first and second quarters of 2002. A copy of this press release appears as Exhibits 99.1 to this Report and is incorporated herein by reference.

On February 13, 2002, NCO Group, Inc. hosted an investor conference call to discuss the items discussed in the February 12, 2002 press release in more detail and to allow the investment community an opportunity to ask questions. A copy of the transcript from the conference call appears as Exhibits 99.2 to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

         Not Applicable.

         (b) Pro Forma Financial Information.

         Not Applicable.

         (c) Exhibits:


         Number               Title
         ------               -----
          99.1    Press Release of NCO Group, Inc. dated February 12, 2002.

          99.2    Transcript of NCO Group, Inc. conference call on
                  February 13, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NCO GROUP, INC.

                                        By:  /s/ Steven L. Winokur
                                             ---------------------
                                             Executive Vice President, Finance
                                             and Chief Financial Officer


Date:    February 27, 2002